UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 5, 2018

America Great Health
(Exact name of registrant as specified in charter)

WYOMING
(State or other jurisdiction of incorporation)

0-27873	98-0178621
(Commission File Number)	(IRS Employer Identification No.)

1609 W Valley Blvd., #338, Alhambra, CA 91803	28277
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (626) 576-1299

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 21, 2018, America Great Health (the “Company”), entered into an Exclusive Oversea Distribution Agreement (the “Agreement”) with Foshan Wanshunbao Technology Co., Ltd. (“Wanshunbao”), a mainland China based company. According to the Agreement, Wanshunbao wishes to promote and develop oversea sales channels for its unique “Mysteries Fruit” tea and related products worldwide. The Company is appointed as Wanshunbao’s exclusive distributor to market and sell the “Mysteries Fruit” herbal tea and related products in geographic areas covers all over the world except mainland China.
In the past twenty years, Wangshunbao has dedicated to improve its R&D, and production of the unique “Mysteries Fruit” and related supplemental products, currently, Wangshunbao has developed a leading role in this industry, and is in the process of expanding its business model worldwide to a 10 billion RMB industry chain. To achieve that goal, Wangshunbao’s management team had been actively seeking a qualified international distributor and business partner to execute its expansion plan.
America Great Health’s management team was invited to Foshan, China in early May, 2018 to visit the company and its production facilities, upon extensive discussion and negotiation, the Company was granted with exclusive distribution rights worldwide for “Mysteries Fruit” tea and related products. The Company believes by introducing “Mysteries Fruit” products to oversee consumers would have a huge beneficial effect; and the management is confident about this business opportunity, as the Company’s core team members all have been in health and supplemental related industry for over 20 years, and have substantial nutrient products sales experiences and marketing channels. The Company is currently conducting preliminary sales campaigns for “Mysteries Fruit” products.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties. Statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “will,” “projections,” “estimate,” or similar expressions constitute forward-looking statements. Such forward-looking statements are subject to significant risks and uncertainties, and actual results may differ materially from the results anticipated in the forward-looking statements. Differences may result from risks and uncertainties beyond the Company’s control. Additional factors that could materially impact the Company’s results and operations can be found under the caption “Risk Factors” in Zillow Group, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2015 and in the Company’s other filings with the Securities and Exchange Commission. Except as may be required by law, Zillow Group does not intend, nor undertake any duty, to update this information to reflect future events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

AMERICA GREAT HEALTH
Date: June 5, 2018
By:     /s/ Mike Wang
Name:    Mike Wang
Title:      President